Income Taxes	12 Months Ended
Feb. 01, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The components of Earnings before Provision for Income Taxes for fiscal 2014, 2013 and 2012 were as follows (amounts in millions):

	Fiscal Year Ended
	February 1, 2015	February 2, 2014	February 3, 2013
United States	$9,217	$7,770	$6,677
Foreign	759	697	544
Total	$9,976	$8,467	$7,221

The Provision for Income Taxes consisted of the following (amounts in millions):

	Fiscal Year Ended
	February 1, 2015	February 2, 2014	February 3, 2013
Current:
Federal	$2,884	$2,503	$2,060
State	373	346	302
Foreign	258	265	230
	3,515	3,114	2,592
Deferred:
Federal	127	(12)	114
State	(11)	4	1
Foreign	—	(24)	(21)
	116	(32)	94
Total	$3,631	$3,082	$2,686

The Company’s combined federal, state and foreign effective tax rates for fiscal 2014, 2013 and 2012 were approximately 36.4%, 36.4% and 37.2%, respectively.
The reconciliation of the Provision for Income Taxes at the federal statutory rate of 35% to the actual tax expense for the applicable fiscal years was as follows (amounts in millions):

	Fiscal Year Ended
	February 1, 2015	February 2, 2014	February 3, 2013
Income taxes at federal statutory rate	$3,492	$2,964	$2,527
State income taxes, net of federal income tax benefit	235	227	197
Other, net	(96)	(109)	(38)
Total	$3,631	$3,082	$2,686

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of February 1, 2015 and February 2, 2014 were as follows (amounts in millions):

	February 1, 2015	February 2, 2014
Assets:
Deferred compensation	$272	$252
Accrued self-insurance liabilities	440	447
State income taxes	121	117
Non-deductible reserves	283	275
Capital loss carryover	—	104
Net operating losses	45	66
Impairment of investment	30	120
Other	279	281
Total Deferred Tax Assets	1,470	1,662
Valuation Allowance	(6)	(26)
Total Deferred Tax Assets after Valuation Allowance	1,464	1,636

Liabilities:
Inventory	(61)	(97)
Property and equipment	(1,156)	(1,236)
Goodwill and other intangibles	(161)	(150)
Other	(234)	(138)
Total Deferred Tax Liabilities	(1,612)	(1,621)
Net Deferred Tax (Liabilities) Assets	$(148)	$15

Current deferred tax assets and current deferred tax liabilities are netted by tax jurisdiction and noncurrent deferred tax assets and noncurrent deferred tax liabilities are netted by tax jurisdiction, and are included in the accompanying Consolidated Balance Sheets as follows (amounts in millions):

	February 1, 2015	February 2, 2014
Other Current Assets	$444	$482
Other Assets	51	49
Other Accrued Expenses	(1)	(2)
Deferred Income Taxes	(642)	(514)
Net Deferred Tax (Liabilities) Assets	$(148)	$15

The Company believes that the realization of the deferred tax assets is more likely than not, based upon the expectation that it will generate the necessary taxable income in future periods, and except for certain net operating losses discussed below, no valuation reserves have been provided.
At February 1, 2015, the Company had state and foreign net operating loss carryforwards available to reduce future taxable income, expiring at various dates beginning in 2015 to 2034. Management has concluded that it is more likely than not that the tax benefits related to the state net operating losses will be realized. However, it is unlikely that the Company will be able to utilize certain foreign net operating losses. Therefore, a valuation allowance has been provided to reduce the deferred tax asset related to foreign net operating losses to an amount that is more likely than not to be realized. Total valuation allowances related to foreign net operating losses at February 1, 2015 and February 2, 2014 were $6 million and $26 million, respectively.
The Company has not provided for deferred income taxes on approximately $3.4 billion of undistributed earnings of international subsidiaries because of its intention to indefinitely reinvest these earnings outside the U.S. The determination of the amount of the unrecognized deferred income tax liability related to the undistributed earnings is not practicable; however, unrecognized foreign income tax credits would be available to reduce a portion of this liability.
The Company’s income tax returns are routinely examined by domestic and foreign tax authorities. The Company is currently appealing certain proposed Internal Revenue Service examination adjustments for fiscal years 2005 through 2007. The Company's U.S. federal tax returns for fiscal years 2008 through 2012 are currently under examination by the IRS. There are also ongoing U.S. state and local and other foreign audits covering fiscal years 2005 through 2013. The Company does not expect the results from any income tax audit to have a material impact on the Company’s consolidated financial condition, results of operations, or cash flows.
Over the next twelve months, it is reasonably possible that the resolution of federal and state tax examinations could reduce the Company's unrecognized tax benefits by $270 million. Final settlement of these audit issues may result in payments that are more or less than this amount, but the Company does not anticipate the resolution of these matters will result in a material change to its consolidated financial position or results of operations.
Reconciliations of the beginning and ending amount of gross unrecognized tax benefits for fiscal 2014, 2013 and 2012 were as follows (amounts in millions):

	February 1, 2015	February 2, 2014	February 3, 2013
Unrecognized tax benefits balance at beginning of fiscal year	$790	$638	$621
Additions based on tax positions related to the current year	179	160	37
Additions for tax positions of prior years	34	52	92
Reductions for tax positions of prior years	(212)	(41)	(15)
Reductions due to settlements	(7)	(12)	(94)
Reductions due to lapse of statute of limitations	(19)	(7)	(3)
Unrecognized tax benefits balance at end of fiscal year	$765	$790	$638

The amount of unrecognized tax benefits that if recognized would affect the annual effective income tax rate on Net Earnings was $318 million, $344 million and $314 million as of February 1, 2015, February 2, 2014 and February 3, 2013, respectively.
Net adjustments to accruals for interest and penalties associated with uncertain tax positions resulted in expenses of $2 million, $7 million and $15 million in fiscal 2014, 2013 and 2012, respectively. Total accrued interest and penalties as of February 1, 2015 and February 2, 2014 were $104 million and $101 million, respectively. Interest and penalties are included in Interest Expense and SG&A, respectively, in the accompanying Consolidated Statements of Earnings.